UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: August 31, 2016

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET FUNDS, INC.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

FORM N-Q

AUGUST 31, 2016

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited)	August 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CORPORATE BONDS & NOTES - 32.2%
CONSUMER DISCRETIONARY - 2.6%
Auto Components - 0.1%
Goodyear Tire & Rubber Co., Senior Bonds	5.125%	11/15/23	500,000	$522,500
Goodyear Tire & Rubber Co., Senior Notes	5.000%	5/31/26	320,000	334,998

Total Auto Components				857,498

Automobiles - 0.3%
Ford Motor Co., Senior Notes	4.750%	1/15/43	630,000	681,531
General Motors Co., Senior Notes	3.500%	10/2/18	1,180,000	1,215,663
General Motors Financial Co. Inc., Senior Notes	3.250%	5/15/18	110,000	112,134
General Motors Financial Co. Inc., Senior Notes	4.375%	9/25/21	500,000	533,680
General Motors Financial Co. Inc., Senior Notes	3.450%	4/10/22	120,000	122,320
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	800,000	838,013

Total Automobiles				3,503,341

Hotels, Restaurants & Leisure - 0.5%
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	630,000	630,000
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	1,030,000	1,065,460
Landry’s Inc., Senior Notes	9.375%	5/1/20	2,000,000	2,105,000	(a)
McDonald’s Corp., Senior Notes	4.875%	12/9/45	1,410,000	1,668,119
NCL Corp. Ltd., Senior Bonds	4.625%	11/15/20	590,000	596,425	(a)

Total Hotels, Restaurants & Leisure				6,065,004

Household Durables - 0.3%
Newell Brands Inc., Senior Notes	4.200%	4/1/26	1,300,000	1,420,280
NVR Inc., Senior Notes	3.950%	9/15/22	40,000	42,164
Toll Brothers Finance Corp., Senior Notes	4.000%	12/31/18	300,000	312,375
Toll Brothers Finance Corp., Senior Notes	5.875%	2/15/22	440,000	482,350
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	930,000	960,225

Total Household Durables				3,217,394

Media - 1.2%
21st Century Fox America Inc., Senior Bonds	8.450%	8/1/34	440,000	669,153
21st Century Fox America Inc., Senior Notes	6.650%	11/15/37	50,000	66,997
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.875%	4/1/24	130,000	140,075	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.384%	10/23/35	290,000	346,754	(a)
Comcast Corp., Senior Notes	3.375%	8/15/25	900,000	970,908
DISH DBS Corp., Senior Notes	7.875%	9/1/19	620,000	691,300
DISH DBS Corp., Senior Notes	5.125%	5/1/20	820,000	848,700
DISH DBS Corp., Senior Notes	5.875%	7/15/22	1,000,000	1,020,000
Myriad International Holdings BV, Senior Notes	5.500%	7/21/25	2,460,000	2,595,300	(a)
SFR Group SA, Senior Secured Bonds	6.000%	5/15/22	760,000	776,720	(a)
SFR Group SA, Senior Secured Notes	7.375%	5/1/26	800,000	826,000	(a)
Time Warner Cable Inc., Debentures	7.300%	7/1/38	650,000	844,245
Time Warner Cable Inc., Senior Notes	4.000%	9/1/21	1,520,000	1,620,996
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	60,000	66,935
Time Warner Inc., Senior Notes	7.625%	4/15/31	380,000	535,274
UBM PLC, Notes	5.750%	11/3/20	920,000	1,004,275	(a)
Viacom Inc., Senior Notes	5.850%	9/1/43	1,370,000	1,533,240

Total Media				14,556,872

Multiline Retail - 0.1%
Dollar Tree Inc., Senior Notes	5.750%	3/1/23	840,000	904,050

Specialty Retail - 0.1%
L Brands Inc., Senior Notes	8.500%	6/15/19	570,000	667,613

TOTAL CONSUMER DISCRETIONARY				29,771,772

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CONSUMER STAPLES - 2.6%
Beverages - 1.0%
Anheuser-Busch InBev Finance Inc., Senior Notes	3.650%	2/1/26	8,100,000	$8,640,238
Anheuser-Busch InBev Finance Inc., Senior Notes	4.700%	2/1/36	80,000	92,837
Anheuser-Busch InBev Finance Inc., Senior Notes	4.900%	2/1/46	2,580,000	3,129,346

Total Beverages				11,862,421

Food & Staples Retailing - 0.7%
Cencosud SA, Senior Notes	5.500%	1/20/21	3,400,000	3,722,881	(a)
Cencosud SA, Senior Notes	4.875%	1/20/23	870,000	926,312	(b)
CVS Health Corp., Senior Notes	2.750%	12/1/22	600,000	620,120
CVS Health Corp., Senior Notes	4.000%	12/5/23	620,000	684,763
CVS Health Corp., Senior Notes	5.125%	7/20/45	740,000	922,704
CVS Pass-Through Trust, Secured Notes	5.298%	1/11/27	19,928	22,038	(a)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	31,671	36,657
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	66,164	77,319
Kroger Co., Senior Notes	3.400%	4/15/22	350,000	371,452
Kroger Co., Senior Notes	5.150%	8/1/43	560,000	695,935

Total Food & Staples Retailing				8,080,181

Food Products - 0.4%
Kraft Heinz Foods Co., Senior Notes	5.375%	2/10/20	830,000	929,131
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	1,780,000	2,136,998
Mondelez International Inc., Senior Notes	4.000%	2/1/24	820,000	905,391

Total Food Products				3,971,520

Tobacco - 0.5%
Altria Group Inc., Senior Notes	10.200%	2/6/39	1,110,000	2,068,224
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	600,000	631,648
Reynolds American Inc., Senior Notes	8.125%	6/23/19	810,000	951,373
Reynolds American Inc., Senior Notes	5.850%	8/15/45	1,530,000	1,989,822

Total Tobacco				5,641,067

TOTAL CONSUMER STAPLES				29,555,189

ENERGY - 6.1%
Energy Equipment & Services - 0.5%
Halliburton Co., Senior Bonds	3.800%	11/15/25	1,490,000	1,539,178
Halliburton Co., Senior Notes	4.850%	11/15/35	910,000	976,709
Halliburton Co., Senior Notes	5.000%	11/15/45	1,190,000	1,310,145
Pride International Inc., Senior Notes	6.875%	8/15/20	860,000	844,855
Transocean Inc., Senior Notes	6.800%	12/15/16	820,000	826,150
Transocean Inc., Senior Notes	3.750%	10/15/17	430,000	428,925

Total Energy Equipment & Services				5,925,962

Oil, Gas & Consumable Fuels - 5.6%
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	580,000	588,376
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	3/15/24	440,000	450,587
Anadarko Petroleum Corp., Senior Notes	4.850%	3/15/21	2,890,000	3,076,567
California Resources Corp., Secured Notes	8.000%	12/15/22	210,000	141,750	(a)
California Resources Corp., Senior Notes	6.000%	11/15/24	73,000	35,223
Chesapeake Energy Corp., Senior Notes	6.500%	8/15/17	100,000	100,750
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	1,260,000	1,121,400
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	180,000	138,038
CNOOC Finance 2015 USA LLC, Senior Notes	3.500%	5/5/25	2,690,000	2,805,912
Devon Energy Corp., Senior Notes	5.850%	12/15/25	860,000	966,350
Devon Energy Corp., Senior Notes	5.600%	7/15/41	40,000	39,986
Devon Energy Corp., Senior Notes	5.000%	6/15/45	950,000	911,224
Ecopetrol SA, Senior Bonds	4.125%	1/16/25	720,000	696,600
Ecopetrol SA, Senior Notes	5.875%	9/18/23	2,200,000	2,389,750
Ecopetrol SA, Senior Notes	5.375%	6/26/26	350,000	359,730
Ecopetrol SA, Senior Notes	5.875%	5/28/45	820,000	767,520

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - (continued)
Exxon Mobil Corp., Senior Notes	4.114%	3/1/46	1,410,000	$1,616,995
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas Inc., Senior Notes	6.500%	11/15/20	44,000	44,110
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas Inc., Senior Notes	6.875%	2/15/23	380,000	369,550
Kerr-McGee Corp., Notes	6.950%	7/1/24	380,000	444,630
Kinder Morgan Inc., Medium-Term Notes	7.750%	1/15/32	1,220,000	1,472,886
Kinder Morgan Inc., Senior Secured Notes	5.000%	2/15/21	160,000	173,241	(a)
Kinder Morgan Inc., Senior Subordinated Notes	7.000%	6/15/17	490,000	508,605
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	2,360,000	2,686,860	(b)
LUKOIL International Finance BV, Senior Notes	6.125%	11/9/20	1,400,000	1,530,508	(a)
LUKOIL International Finance BV, Senior Notes	6.656%	6/7/22	350,000	398,475	(b)
MPLX LP, Senior Notes	5.500%	2/15/23	1,000,000	1,038,382	(a)
MPLX LP, Senior Notes	4.875%	6/1/25	550,000	561,351	(a)
Noble Energy Inc., Senior Notes	4.150%	12/15/21	800,000	848,026
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	180,000	166,050
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	5,090,000	4,439,035
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	2,170,000	2,110,434
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	2,240,000	1,867,600
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	280,000	325,500	(a)
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	7,000,000	6,650,000
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	700,000	727,888	(a)
QEP Resources Inc., Senior Notes	6.875%	3/1/21	330,000	345,015
QEP Resources Inc., Senior Notes	5.250%	5/1/23	305,000	298,900
Range Resources Corp., Senior Notes	4.875%	5/15/25	620,000	598,300
Range Resources Corp., Senior Subordinated Notes	5.000%	3/15/23	170,000	167,875
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	110,000	113,555
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.875%	3/1/22	1,960,000	2,151,727
Reliance Holdings USA Inc., Senior Notes	5.400%	2/14/22	2,240,000	2,535,064	(a)
Schlumberger Holdings Corp., Senior Notes	4.000%	12/21/25	2,360,000	2,577,450	(a)
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	350,000	284,375	(a)
Shell International Finance BV, Senior Notes	4.375%	5/11/45	2,140,000	2,368,282
SM Energy Co., Senior Notes	5.000%	1/15/24	140,000	127,925
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	7.850%	2/1/26	1,720,000	2,224,835	(a)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	3,110,000	3,218,850	(a)
Whiting Petroleum Corp., Senior Notes	5.750%	3/15/21	30,000	26,888
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	820,000	717,500
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	220,000	226,050
WPX Energy Inc., Senior Notes	8.250%	8/1/23	2,560,000	2,662,400
WPX Energy Inc., Senior Notes	5.250%	9/15/24	120,000	110,700

Total Oil, Gas & Consumable Fuels				63,325,580

TOTAL ENERGY				69,251,542

FINANCIALS - 8.9%
Banks - 6.9%
BAC Capital Trust XIV, Junior Subordinated Notes	4.000%	9/16/16	370,000	302,656	(c)(d)
Bank of America Corp., Junior Subordinated Bonds	6.100%	3/17/25	2,610,000	2,743,762	(c)(d)
Bank of America Corp., Junior Subordinated Notes	6.250%	9/5/24	2,140,000	2,247,000	(c)(d)
Bank of America Corp., Senior Notes	3.875%	8/1/25	600,000	643,197
Bank of America Corp., Senior Notes	5.000%	1/21/44	120,000	143,851

Bank of America Corp., Senior Notes	4.875%	4/1/44	1,380,000	1,621,144
Bank of America Corp., Subordinated Notes	4.000%	1/22/25	1,720,000	1,793,760
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	1,930,000	2,045,937
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,120,000	1,435,427	(a)
BNP Paribas SA, Junior Subordinated Notes	7.375%	8/19/25	950,000	966,625	(a)(c)(d)
BNP Paribas SA, Subordinated Notes	4.375%	9/28/25	1,810,000	1,872,012	(a)
BPCE SA, Subordinated Bonds	12.500%	9/30/19	1,022,000	1,296,867	(a)(c)(d)

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Banks - (continued)
BPCE SA, Subordinated Notes	5.150%	7/21/24	2,680,000	$2,845,337	(a)
CIT Group Inc., Senior Notes	4.250%	8/15/17	360,000	366,750
CIT Group Inc., Senior Notes	5.250%	3/15/18	1,550,000	1,615,875
CIT Group Inc., Senior Notes	5.000%	8/15/22	1,000,000	1,060,000
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	1,050,000	1,086,750	(c)(d)
Citigroup Inc., Junior Subordinated Bonds	5.950%	5/15/25	1,310,000	1,353,394	(c)(d)
Citigroup Inc., Junior Subordinated Notes	5.950%	1/30/23	650,000	676,000	(c)(d)
Citigroup Inc., Senior Notes	4.650%	7/30/45	1,870,000	2,132,509
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	1,680,000	1,904,707
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	2,610,000	2,753,352
Compass Bank, Subordinated Notes	3.875%	4/10/25	560,000	544,881
Cooperatieve Rabobank U.A., Subordinated Notes	4.625%	12/1/23	2,150,000	2,330,996
Cooperatieve Rabobank U.A., Subordinated Notes	4.375%	8/4/25	300,000	318,531
Credit Agricole SA, Junior Subordinated Notes	8.375%	10/13/19	1,300,000	1,469,260	(a)(c)(d)
Credit Agricole SA, Junior Subordinated Notes	8.125%	12/23/25	1,650,000	1,770,681	(a)(c)(d)
Credit Agricole SA, Subordinated Notes	4.375%	3/17/25	500,000	514,744	(a)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	1,700,000	1,680,875	(c)(d)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	3/30/25	1,330,000	1,326,675	(c)(d)
HSBC Holdings PLC, Senior Notes	4.300%	3/8/26	1,100,000	1,183,940
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	1,700,000	1,765,637
ING Bank NV, Subordinated Notes	5.800%	9/25/23	1,300,000	1,455,919	(a)
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	1,230,000	1,161,124	(a)
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	2,190,000	2,534,025
Lloyds Banking Group PLC, Subordinated Notes	4.500%	11/4/24	1,230,000	1,284,948
M&T Bank Corp., Junior Subordinated Bonds	6.875%	10/3/16	1,390,000	1,398,687	(d)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	910,000	1,007,176	(a)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	1,700,000	1,799,285
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	7,320,000	7,411,083
Santander UK Group Holdings PLC, Subordinated Notes	4.750%	9/15/25	900,000	904,588	(a)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	1,860,000	2,074,555	(a)
UBS Group Funding Jersey Ltd., Senior Notes	4.125%	9/24/25	540,000	568,969	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	10/3/16	130,000	130,731	(c)(d)
Wells Fargo & Co., Subordinated Notes	4.480%	1/16/24	4,768,000	5,284,208
Wells Fargo & Co., Subordinated Notes	4.100%	6/3/26	820,000	890,894
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	3,740,000	4,132,352
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	460,000	552,638

Total Banks				78,404,314

Capital Markets - 0.8%
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.550%	4/17/26	310,000	327,676	(a)
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	2,110,000	2,287,690
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	10/3/16	75,000	62,231	(c)(d)
Goldman Sachs Group Inc., Senior Bonds	4.750%	10/21/45	740,000	846,781
Goldman Sachs Group Inc., Senior Notes	5.750%	1/24/22	600,000	696,334
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	1,910,000	2,527,306
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	1,610,000	1,709,184
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	530,000	583,506
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	10/3/16	100,000	0	*(d)(e)(f)(g)(h)
Lehman Brothers Holdings Inc., Subordinated Notes	6.750%	12/28/17	2,350,000	0	*(e)(f)(g)(h)
State Street Corp., Subordinated Notes	3.100%	5/15/23	350,000	365,885

Total Capital Markets				9,406,593

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Consumer Finance - 0.5%
Ally Financial Inc., Senior Notes	8.000%	11/1/31	1,140,000	$1,427,850
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	2,020,000	2,331,181
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	1,288,000	1,397,480
Navient Corp., Senior Notes	5.500%	1/15/19	640,000	657,600

Total Consumer Finance				5,814,111

Diversified Financial Services - 0.4%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Bonds	4.625%	7/1/22	1,850,000	1,963,312
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Notes	3.750%	5/15/19	1,440,000	1,481,400
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Notes	4.500%	5/15/21	1,150,000	1,213,250

Total Diversified Financial Services				4,657,962

Insurance - 0.2%
Chubb INA Holdings Inc., Senior Notes	3.350%	5/3/26	520,000	558,551
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	830,000	932,090
Teachers Insurance & Annuity Association of America, Notes	6.850%	12/16/39	220,000	303,736	(a)

Total Insurance				1,794,377

Thrifts & Mortgage Finance - 0.1%
Santander Holdings USA Inc., Senior Notes	3.450%	8/27/18	760,000	778,721

TOTAL FINANCIALS				100,856,078

HEALTH CARE - 2.2%
Biotechnology - 0.3%
Celgene Corp., Senior Notes	3.625%	5/15/24	500,000	529,852
Celgene Corp., Senior Notes	5.000%	8/15/45	1,210,000	1,399,400
Gilead Sciences Inc., Senior Bonds	3.700%	4/1/24	700,000	758,552
Gilead Sciences Inc., Senior Notes	3.650%	3/1/26	1,170,000	1,269,339

Total Biotechnology				3,957,143

Health Care Equipment & Supplies - 0.4%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	1,970,000	1,933,062
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	2,750,000	2,420,000	(a)

Total Health Care Equipment & Supplies				4,353,062

Health Care Providers & Services - 1.3%
Aetna Inc., Senior Notes	2.400%	6/15/21	690,000	700,600
Aetna Inc., Senior Notes	2.800%	6/15/23	170,000	173,945
Aetna Inc., Senior Notes	3.200%	6/15/26	1,080,000	1,097,971
Anthem Inc., Senior Notes	3.125%	5/15/22	500,000	519,724
BioScrip Inc., Senior Notes	8.875%	2/15/21	1,690,000	1,592,825
Centene Corp., Senior Notes	5.625%	2/15/21	370,000	393,587
Centene Corp., Senior Notes	4.750%	5/15/22	30,000	31,163
Centene Corp., Senior Notes	6.125%	2/15/24	220,000	239,800
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	4.125%	10/15/20	430,000	453,650	(a)
HCA Inc., Senior Notes	7.500%	2/15/22	540,000	615,600
HCA Inc., Senior Notes	5.875%	5/1/23	1,170,000	1,243,125
HCA Inc., Senior Secured Notes	5.250%	6/15/26	10,000	10,688
Humana Inc., Senior Notes	3.150%	12/1/22	1,160,000	1,206,843
Humana Inc., Senior Notes	8.150%	6/15/38	480,000	707,818
Humana Inc., Senior Notes	4.625%	12/1/42	180,000	192,571
New York and Presbyterian Hospital, Bonds	4.063%	8/1/56	470,000	517,664
Tenet Healthcare Corp., Senior Notes	5.000%	3/1/19	1,050,000	1,019,812
UnitedHealth Group Inc., Senior Notes	4.625%	7/15/35	1,200,000	1,423,891
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	2,320,000	2,221,400

Total Health Care Providers & Services				14,362,677

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Pharmaceuticals - 0.2%
Mallinckrodt International Finance SA, Senior Notes	3.500%	4/15/18	700,000	$700,875
Valeant Pharmaceuticals International Inc., Senior Notes	5.375%	3/15/20	1,520,000	1,432,600	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	710,000	697,795	(a)

Total Pharmaceuticals				2,831,270

TOTAL HEALTH CARE				25,504,152

INDUSTRIALS - 1.3%
Aerospace & Defense - 0.1%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	560,000	520,800	(a)
Lockheed Martin Corp., Senior Notes	4.500%	5/15/36	470,000	544,025

Total Aerospace & Defense				1,064,825

Airlines - 0.3%
Air 2 US, Notes	8.027%	10/1/19	158,292	166,207	(a)
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.820%	5/1/18	16,502	17,162
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	1,717,092	1,966,071
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.703%	6/15/21	16,551	17,378
Delta Air Lines Inc., Pass-Through Certificates, Senior Secured Bonds	6.821%	8/10/22	527,402	621,016
US Airways, Pass-Through Certificates, Senior Secured Bonds	6.850%	1/30/18	96,643	99,542

Total Airlines				2,887,376

Commercial Services & Supplies - 0.3%
Republic Services Inc., Senior Notes	5.500%	9/15/19	290,000	322,293
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	1,410,000	1,503,412
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	310,000	323,950
Waste Management Inc., Senior Notes	3.500%	5/15/24	430,000	464,504
West Corp., Senior Notes	5.375%	7/15/22	1,330,000	1,296,750	(a)
West Corp., Senior Secured Notes	4.750%	7/15/21	40,000	40,800	(a)

Total Commercial Services & Supplies				3,951,709

Electrical Equipment - 0.1%
Eaton Corp., Senior Notes	4.150%	11/2/42	1,170,000	1,284,107

Industrial Conglomerates - 0.3%
Alfa SAB de CV, Senior Notes	5.250%	3/25/24	700,000	770,000	(a)
General Electric Co., Senior Notes	5.875%	1/14/38	1,320,000	1,806,451
General Electric Co., Senior Notes	6.875%	1/10/39	670,000	1,021,745

Total Industrial Conglomerates				3,598,196

Machinery - 0.1%
DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	1,290,000	1,346,438	(a)

Road & Rail - 0.1%
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	700,000	721,000	(a)

TOTAL INDUSTRIALS				14,853,651

INFORMATION TECHNOLOGY - 1.6%
Internet Software & Services - 0.1%
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	600,000	643,500

IT Services - 0.5%
First Data Corp., Senior Notes	7.000%	12/1/23	1,020,000	1,068,450	(a)
First Data Corp., Senior Secured Notes	5.000%	1/15/24	840,000	854,700	(a)
Visa Inc., Senior Notes	4.300%	12/14/45	2,130,000	2,521,626
WEX Inc., Senior Notes	4.750%	2/1/23	830,000	817,550	(a)

Total IT Services				5,262,326

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Semiconductors & Semiconductor Equipment - 0.2%
Intel Corp., Senior Notes	3.700%	7/29/25	70,000	$77,986
Intel Corp., Senior Notes	4.900%	7/29/45	810,000	984,219
Micron Technology Inc., Senior Notes	5.250%	8/1/23	120,000	116,100	(a)
QUALCOMM Inc., Senior Subordinated Notes	4.800%	5/20/45	1,090,000	1,242,919

Total Semiconductors & Semiconductor Equipment				2,421,224

Software - 0.1%
Microsoft Corp., Senior Bonds	2.400%	8/8/26	1,690,000	1,698,962

Technology Hardware, Storage & Peripherals - 0.7%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Senior Secured Notes	3.480%	6/1/19	4,130,000	4,249,799	(a)
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Senior Secured Notes	4.420%	6/15/21	3,410,000	3,565,622	(a)

Total Technology Hardware, Storage & Peripherals				7,815,421

TOTAL INFORMATION TECHNOLOGY				17,841,433

MATERIALS - 3.0%
Chemicals - 0.5%
Axiall Corp., Senior Notes	4.875%	5/15/23	830,000	870,463
Eagle Spinco Inc., Senior Subordinated Notes	4.625%	2/15/21	170,000	178,075
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	1,200,000	1,400,591
OCP SA, Senior Notes	5.625%	4/25/24	2,760,000	3,038,870	(a)

Total Chemicals				5,487,999

Construction Materials - 0.4%
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	4,250,000	4,712,188	(a)
Cemex SAB de CV, Senior Secured Notes	5.700%	1/11/25	450,000	464,625	(a)

Total Construction Materials				5,176,813

Containers & Packaging - 0.2%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	3.653%	12/15/19	670,000	676,700	(a)(c)
Pactiv LLC, Senior Notes	7.950%	12/15/25	500,000	545,000
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	660,000	680,625
WestRock RKT Co., Senior Notes	3.500%	3/1/20	70,000	72,845
WestRock RKT Co., Senior Notes	4.000%	3/1/23	40,000	42,334

Total Containers & Packaging				2,017,504

Metals & Mining - 1.9%
Alcoa Inc., Senior Notes	5.870%	2/23/22	1,170,000	1,266,525
ArcelorMittal SA, Senior Notes	6.500%	3/1/21	270,000	292,950
ArcelorMittal SA, Senior Notes	8.000%	10/15/39	550,000	591,250
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	465,000	500,589
Barrick North America Finance LLC, Senior Notes	5.700%	5/30/41	380,000	439,478
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	510,000	609,019
BHP Billiton Finance USA Ltd., Subordinated Notes	6.750%	10/19/75	1,330,000	1,517,862	(a)(c)
FMG Resources (August 2006) Pty Ltd., Senior Secured Notes	9.750%	3/1/22	600,000	693,000	(a)
Glencore Finance Canada Ltd., Senior Notes	2.700%	10/25/17	530,000	532,745	(a)
Glencore Funding LLC, Senior Notes	2.875%	4/16/20	2,470,000	2,439,125	(a)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	1,750,000	1,937,752
Southern Copper Corp., Senior Notes	5.250%	11/8/42	4,400,000	4,188,589
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	6,460,000	6,409,612

Total Metals & Mining				21,418,496

TOTAL MATERIALS				34,100,812

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
REAL ESTATE - 0.2%
Real Estate Management & Development - 0.2%
Country Garden Holdings Co., Ltd., Senior Bonds	7.250%	4/4/21	2,580,000	$2,738,144	(b)

TELECOMMUNICATION SERVICES - 2.9%
Diversified Telecommunication Services - 1.7%
AT&T Inc., Senior Notes	4.500%	5/15/35	2,330,000	2,467,195
AT&T Inc., Senior Notes	4.750%	5/15/46	3,740,000	3,997,308
Bharti Airtel International Netherlands BV, Senior Bonds	5.350%	5/20/24	2,170,000	2,421,998	(a)
Bharti Airtel Ltd., Senior Notes	4.375%	6/10/25	2,310,000	2,440,159	(a)
British Telecommunications PLC, Bonds	9.375%	12/15/30	1,710,000	2,783,776
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	1,510,000	1,555,300	(a)
Telefonica Emisiones SAU, Senior Notes	6.221%	7/3/17	80,000	83,137
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	230,000	255,224
Verizon Communications Inc., Senior Notes	6.400%	9/15/33	330,000	431,186
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	2,385,000	3,238,909
Verizon Communications Inc., Senior Notes	4.862%	8/21/46	200,000	221,276

Total Diversified Telecommunication Services				19,895,468

Wireless Telecommunication Services - 1.2%
Altice Financing SA, Senior Secured Bonds	7.500%	5/15/26	980,000	1,031,450	(a)
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	200,000	208,250	(a)
Digicel Ltd., Senior Notes	6.750%	3/1/23	2,630,000	2,399,875	(b)
Sprint Capital Corp., Global Notes	6.900%	5/1/19	2,310,000	2,333,100
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	2,200,000	2,422,750	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	4,810,000	5,405,478	(a)

Total Wireless Telecommunication Services				13,800,903

TOTAL TELECOMMUNICATION SERVICES				33,696,371

UTILITIES - 0.8%
Electric Utilities - 0.5%
FirstEnergy Corp., Notes	7.375%	11/15/31	1,030,000	1,345,298
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	1,210,000	1,630,582
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	300,000	398,723
PT Perusahaan Listrik Negara, Senior Notes	5.500%	11/22/21	2,300,000	2,572,619	(b)

Total Electric Utilities				5,947,222

Independent Power and Renewable Electricity Producers - 0.3%
Calpine Corp., Senior Secured Notes	5.875%	1/15/24	230,000	243,225	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	915,837	709,773
Mirant Mid Atlantic LLC, Pass-Through Certificates, Senior Secured Notes	9.125%	6/30/17	1,986,985	1,788,287

Total Independent Power and Renewable Electricity Producers				2,741,285

TOTAL UTILITIES				8,688,507

TOTAL CORPORATE BONDS & NOTES (Cost - $345,319,364)				366,857,651

ASSET-BACKED SECURITIES - 6.9%
AASET, 2014-1 B	7.375%	12/15/29	1,743,590	1,729,641	(c)(g)
Access Group Inc., 2004-A B1	1.699%	7/1/39	7,400,000	6,073,602	(c)
Access Group Inc., 2005-B B2	1.221%	7/25/35	2,883,147	2,369,264	(c)
Access Group Inc., 2007-1 C	1.115%	10/25/35	1,340,771	1,126,592	(c)
ALM Loan Funding, 2014-14A C	4.193%	7/28/26	610,000	591,790	(a)(c)
American Money Management Corp., 2015-16A E	6.273%	4/14/27	1,300,000	1,118,285	(a)(c)
American Money Management Corp., 2016-18A D	5.665%	5/26/28	2,000,000	2,002,062	(a)(c)
Amortizing Residential Collateral Trust, 2005-BC5 M1	1.559%	7/25/32	216,376	205,772	(c)
Asset-Backed Securities Corp. Home Equity Loan Trust, 2005-HE3 M4	1.469%	4/25/35	1,250,000	1,186,978	(c)

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
ASSET-BACKED SECURITIES - (continued)
Associates Manufactured Housing Pass-Through Certificates, 1997-CLB2	8.900%	6/15/28	1,101,814		$1,116,027
Avery Point CLO Ltd., 2015-6A E1	6.278%	8/5/27	1,750,000		1,573,586	(a)(c)
Avis Budget Rental Car Funding AESOP LLC, 2014-1A C	3.750%	7/20/20	4,000,000		3,950,168	(a)
Bowman Park CLO Ltd., 2014-1A D1	4.517%	11/23/25	1,310,000		1,275,235	(a)(c)
Centex Home Equity Loan Trust, 2003-B AF4	3.735%	2/25/32	140,857		141,345
Citigroup Mortgage Loan Trust Inc., 2007-WFH4 M1	2.174%	7/25/37	3,063,000		2,741,620	(c)
Community Funding CLO Ltd., 2015-1A A	5.750%	11/1/27	2,490,000		2,461,863	(a)(g)(h)
Countrywide Home Equity Loan Trust, 2007-A A	0.628%	4/15/37	3,257,519		2,864,907	(c)
Dryden Senior Loan Fund, 2015-40A E	6.767%	8/15/28	2,590,000		2,338,270	(a)(c)
Encore Credit Receivables Trust, 2005-4 M5	1.174%	1/25/36	3,160,000		1,977,027	(c)
First Franklin Mortgage Loan Asset-Backed Certificates, 2006-FF5 2A5, PO	0.000%	4/25/36	1,050,000		770,949	(g)
Fremont Home Loan Trust, 2006-B 2A2	0.624%	8/25/36	421,137		170,655	(c)
Galaxy CLO Ltd., 2015-20A E	6.196%	7/20/27	750,000		681,456	(a)(c)
GoldenTree Loan Opportunities Ltd., 2015-10A E2	5.896%	7/20/27	2,250,000		1,962,722	(a)(c)
Greenpoint Manufactured Housing, 1999-2 A2	3.078%	3/18/29	325,000		286,131	(c)
Greenpoint Manufactured Housing, 1999-3 2A2	3.813%	6/19/29	150,000		136,425	(c)
Greenpoint Manufactured Housing, 1999-4 A2	3.985%	2/20/30	175,000		156,695	(c)
Greenpoint Manufactured Housing, 2001-2 IA2	3.976%	2/20/32	275,000		244,459	(c)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.979%	3/13/32	350,000		311,550	(c)
GSRPM Mortgage Loan Trust, 2006-2 A2	0.788%	9/25/36	84,525		81,090	(a)(c)
IXIS Real Estate Capital Trust, 2005-HE4 A3	1.204%	2/25/36	73,072		72,596	(c)
Jamestown CLO Ltd., 2015-8A D2	7.430%	1/15/28	2,000,000		1,909,758	(a)(c)
Lehman XS Trust, 2006-16N A4B	0.764%	11/25/46	80,630		20,611	(c)
Lehman XS Trust, 2006-GP3 2A2	0.744%	6/25/46	18,433		7,377	(c)
Magnus Dritte Immobilienbesitz und Verwaltungs 1 GmbH, 1A JNR	7.250%	7/1/24	672,000	EUR	760,826	(a)(g)(h)
Magnus-Relda Holding Vier GmbH, 1A JNR	7.000%	10/28/24	1,164,000	EUR	1,317,860	(a)(g)(h)
MASTR Specialized Loan Trust, 2006-3 A	0.784%	6/25/46	215,056		187,652	(a)(c)
National Collegiate Student Loan Trust, 2006-3 A4	0.794%	3/26/29	2,210,000		2,091,302	(c)
National Collegiate Student Loan Trust, 2007-4 A3L	1.374%	3/25/38	5,453,887		2,760,359	(c)
Neuberger Berman CLO Ltd., 2015-19A D	5.930%	7/15/27	2,500,000		2,188,885	(a)(c)
Oaktree CLO Ltd., 2015-1A D	6.296%	10/20/27	900,000		801,346	(a)(c)
Option One Mortgage Loan Trust, 2005-1 A4	1.324%	2/25/35	210,595		209,369	(c)
Pinnacle Park CLO Ltd., 2014-1A D	4.180%	4/15/26	350,000		338,733	(a)(c)
RAAC Series, 2005-SP2 2A	0.824%	6/25/44	1,636,968		1,370,857	(c)
Renaissance Home Equity Loan Trust, 2006-2 AV3	0.764%	8/25/36	4,222,922		2,317,212	(c)
Security National Mortgage Loan Trust, 2007-1A 2A	0.838%	4/25/37	216,902		189,470	(a)(c)
SLM Student Loan Trust, 2008-4 A4	2.365%	7/25/22	2,414,637		2,423,045	(c)
SLM Student Loan Trust, 2008-5 A4	2.415%	7/25/23	2,314,190		2,320,706	(c)
SLM Student Loan Trust, 2008-8 A4	2.215%	4/25/23	2,725,000		2,723,800	(c)
SLM Student Loan Trust, 2010-1 A	0.924%	3/25/25	2,523,397		2,453,610	(c)
SoFi Consumer Loan Program	3.280%	9/15/23	5,314,776		5,268,272	(a)(g)(h)
Symphony CLO Ltd., 2014-14A D2	4.273%	7/14/26	1,500,000		1,444,107	(a)(c)
UCFC Manufactured Housing Contract, 1997-3 M	7.115%	1/15/29	3,592,227		3,571,110

TOTAL ASSET-BACKED SECURITIES (Cost - $80,995,999)					78,395,029

COLLATERALIZED MORTGAGE OBLIGATIONS - 15.6%
Banc of America Funding Corp., 2015-R2 10A1	0.678%	6/29/37	2,333,187		2,240,479	(a)(c)
Banc of America Funding Corp., 2015-R2 4A1	0.653%	9/29/36	2,786,494		2,617,103	(a)(c)
Banc of America Funding Corp., 2015-R2 4A2	0.744%	9/29/36	7,230,651		3,405,073	(a)(c)

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - (continued)
Banc of America Funding Corp., 2015-R2 9A2	0.752%	3/27/36	6,038,317	$3,351,762	(a)(c)
Banc of America Funding Corp., 2015-R4 6A1	0.664%	8/27/36	3,841,800	3,696,118	(a)(c)
Banc of America Mortgage Securities Inc., 2003-F 1A1	3.123%	7/25/33	8,868	8,475	(c)
Banc of America Mortgage Securities Inc., 2004-A 1A1	2.788%	2/25/34	16,161	15,548	(c)
Bank of America Merrill Lynch Large Loan Inc., 2014-INMZ MZB	8.987%	12/15/19	8,300,000	7,974,557	(a)(c)
BBCCRE Trust, 2015-GTP E	4.715%	8/10/33	6,700,000	6,529,552	(a)(c)
Bear Stearns Alt-A Trust, 2003-5 2A1	2.739%	12/25/33	297,273	296,757	(c)
Bear Stearns Alt-A Trust, 2004-11 1A2	1.364%	11/25/34	28,110	27,370	(c)
Bear Stearns Mortgage Funding Trust, 2007-AR1 1A1	0.684%	1/25/37	3,238,664	2,526,088	(c)
BLCP Hotel Trust, 2014-CLMZ M	6.236%	8/15/29	3,059,050	2,984,638	(a)(c)
CD Commercial Mortgage Trust, 2006-CD3 AJ	5.688%	10/15/48	240,000	139,200
CD Commercial Mortgage Trust, 2007-CD4 AJ	5.398%	12/11/49	6,396,205	5,055,561	(c)
Citigroup Commercial Mortgage Trust, 2006-C5 AJ	5.482%	10/15/49	360,000	331,213
Citigroup Commercial Mortgage Trust, 2008-C7 AJ	7.144%	12/10/49	3,230,000	2,374,050	(c)
Citigroup Mortgage Loan Trust Inc., 2005-9 1A1	0.784%	11/25/35	258,717	187,323	(c)
Citigroup Mortgage Loan Trust Inc., 2015-2 5A1	0.738%	3/25/47	2,701,074	2,490,693	(a)(c)
CitiMortgage Alternative Loan Trust, 2007-A5 1A4, IO	5.076%	5/25/37	21,275,532	4,079,796	(c)(g)
Commercial Mortgage Trust, 2013-CR09 E	4.398%	7/10/45	1,392,000	1,008,575	(a)(c)
Commercial Mortgage Trust, 2013-CR12 E	5.253%	10/10/46	630,000	477,149	(a)(c)
Countrywide Alternative Loan Trust, 2005-28CB 2A3	5.750%	8/25/35	2,077,525	1,865,040
Countrywide Alternative Loan Trust, 2005-51 2A1	0.812%	11/20/35	170,208	129,878	(c)
Countrywide Alternative Loan Trust, 2005-52CB 1A2, IO	4.576%	11/25/35	10,441,944	1,564,490	(c)(g)
Countrywide Alternative Loan Trust, 2005-76 3A1	0.784%	1/25/46	192,945	159,863	(c)
Countrywide Alternative Loan Trust, 2006-04CB 1A4, IO	4.776%	4/25/36	12,370,585	2,791,003	(c)(g)
Countrywide Alternative Loan Trust, 2006-08T1 1A1	1.024%	4/25/36	2,983,092	1,619,494	(c)
Countrywide Alternative Loan Trust, 2006-08T1 1A2, IO	4.976%	4/25/36	6,961,925	1,263,856	(c)(g)
Countrywide Alternative Loan Trust, 2006-21CB A6, IO	5.076%	7/25/36	4,369,099	866,202	(c)(g)
Countrywide Alternative Loan Trust, 2006-J1 1A7	1.224%	2/25/36	3,041,076	2,158,563	(c)
Countrywide Home Loan Mortgage Pass-Through Trust, 2001-HYB1 1A1	2.442%	6/19/31	21,694	20,631	(c)
Countrywide Home Loan Mortgage Pass-Through Trust, 2003-60 1A1	2.886%	2/25/34	140,191	138,377	(c)
Credit Suisse Mortgage Trust, 2006-C3 AJ	6.393%	6/15/38	1,192,143	715,286	(c)
Credit Suisse Mortgage Trust, 2006-C4 AJ	5.538%	9/15/39	5,371,337	5,341,586	(c)
Credit Suisse Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	11,105,000	9,514,717
Credit Suisse Mortgage Trust, 2007-C5 AM	5.869%	9/15/40	7,165,000	6,546,338	(c)
Credit Suisse Mortgage Trust, 2014-11R 14A1	0.688%	6/27/46	3,062,563	2,899,262	(a)(c)
Credit Suisse Mortgage Trust, 2014-USA E	4.373%	9/15/37	1,070,000	925,100	(a)
Credit Suisse Mortgage Trust, 2014-USA F	4.373%	9/15/37	4,280,000	3,440,458	(a)
Credit Suisse Mortgage Trust, 2015-02R 7A1	2.638%	8/27/36	2,179,305	2,167,137	(a)(c)
Credit Suisse Mortgage Trust, 2015-03R 1A1	0.712%	7/29/37	1,711,260	1,603,481	(a)(c)
Credit Suisse Mortgage Trust, 2015-12R 2A2	0.988%	11/30/37	4,770,000	2,862,000	(a)(c)
Credit Suisse Mortgage Trust, 2015-2R 3A1	0.698%	4/27/36	2,458,283	2,251,468	(a)(c)
Credit Suisse Mortgage Trust, 2015-Town MZ	9.157%	3/15/17	3,900,000	3,773,250	(a)
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.974%	6/25/34	71,399	65,186	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K015 X1, IO	1.788%	7/25/21	1,581,019	104,853	(c)

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - (continued)
Federal National Mortgage Association (FNMA), 2012-051 B	7.000%	5/25/42	129,462	$151,017
Federal National Mortgage Association (FNMA), 2012-118 CI, IO	3.500%	12/25/39	1,693,445	167,849
First Horizon Alternative Mortgage Securities, 2005-AA12 1A1	2.896%	2/25/36	221,462	176,446	(c)
FREMF Mortgage Trust, 2012-K20 X2A, IO	0.200%	5/25/45	15,002,039	134,805	(a)
GE Business Loan Trust, 2006-1A C	0.928%	5/15/34	657,775	557,236	(a)(c)
GE Business Loan Trust, 2006-2A C	0.888%	11/15/34	599,511	526,135	(a)(c)
GMAC Commercial Mortgage Securities Inc., 2006-C1 AJ	5.349%	11/10/45	830,000	810,349	(c)
Government National Mortgage Association (GNMA), 2011-142 IO, IO	0.811%	9/16/46	14,973,822	485,083	(c)
Government National Mortgage Association (GNMA), 2012-112 IO, IO	0.364%	2/16/53	4,531,880	148,786	(c)
Government National Mortgage Association (GNMA), 2013-145 IO, IO	1.068%	9/16/44	5,836,999	352,524	(c)
Government National Mortgage Association (GNMA), 2014-016 IO, IO	0.909%	6/16/55	856,251	42,196	(c)
Government National Mortgage Association (GNMA), 2014-047 IA, IO	1.072%	2/16/48	1,992,207	100,672	(c)
Government National Mortgage Association (GNMA), 2014-050 IO, IO	0.948%	9/16/55	5,322,081	324,379	(c)
Government National Mortgage Association (GNMA), 2014-134 IA, IO	0.690%	1/16/55	72,136,415	2,676,326	(c)
Government National Mortgage Association (GNMA), 2015-073 IO, IO	0.870%	11/16/55	7,913,906	515,752	(c)
Greenpoint Mortgage Funding Trust, 2006-AR3 3A1	0.754%	4/25/36	178,076	157,676	(c)
Greenpoint Mortgage Funding Trust, 2006-AR3 4A1	0.734%	4/25/36	2,178,474	1,826,286	(c)
GS Mortgage Securities Trust, 2006-GG8 AJ	5.622%	11/10/39	425,000	340,560
GS Mortgage Securities Trust, 2013-GC14 F	4.927%	8/10/46	890,000	681,072	(a)(c)
GS Mortgage Securities Trust, 2016-ICE2 E	8.982%	2/15/33	3,420,000	3,419,598	(a)(c)
GSMPS Mortgage Loan Trust, 2006-RP1 1AF1	0.874%	1/25/36	1,624,367	1,357,999	(a)(c)
HarborView Mortgage Loan Trust, 2006-13 A	0.694%	11/19/46	256,785	188,894	(c)
Indymac INDX Mortgage Loan Trust, 2006-AR11 5A1	3.359%	6/25/36	3,783,011	2,825,416	(c)
Indymac Manufactured Housing Contract, A2-2	6.170%	8/25/29	53,365	52,895
JPMBB Commercial Mortgage Securities Trust, 2015-C27 F	3.000%	2/15/48	2,700,000	1,381,698	(a)(c)
JPMBB Commercial Mortgage Securities Trust, 2015-C27 G	3.000%	2/15/48	2,049,500	901,538	(a)(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP7 AJ	6.102%	4/17/45	2,090,000	1,544,364	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	1,810,000	1,597,325	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB19 AJ	5.882%	2/12/49	6,310,000	5,099,658	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LD12 AJ	6.209%	2/15/51	1,163,000	1,051,142	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-CBMZ M	6.733%	10/15/19	1,700,000	1,671,029	(a)(c)
JPMorgan Reremic, 2014-6 3A1	0.698%	7/27/46	3,859,974	3,600,486	(a)(c)
Lehman Mortgage Trust, 2006-8 2A2, IO	4.876%	12/25/36	12,465,432	3,813,131	(c)(g)
Lehman Mortgage Trust, 2007-1 2A3, IO	6.106%	2/25/37	4,423,065	1,689,008	(c)(g)
MASTR ARM Trust, 2003-3 3A4	2.703%	9/25/33	772,336	733,973	(c)
Merrill Lynch Mortgage Investors Trust, 2004-A3 4A3	3.170%	5/25/34	135,385	134,095	(c)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	3,567,000	2,895,798	(c)

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - (continued)
ML-CFC Commercial Mortgage Trust, 2007-5 AJFL	5.450%	8/12/48	4,200,000	$3,409,980	(a)(c)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.193%	9/12/49	840,000	673,523	(c)
Morgan Stanley Capital I Trust, 2006-IQ12 AJ	5.399%	12/15/43	1,185,000	876,054
Morgan Stanley Mortgage Loan Trust, 2004-6AR	3.314%	8/25/34	36,281	35,750	(c)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 2A3	3.172%	3/25/36	263,117	212,359	(c)
Nomura Asset Acceptance Corp., 2006-AF2 4A	3.671%	8/25/36	234,045	178,087	(c)
Residential Accredit Loans Inc., 2006-QO3 A1	0.734%	4/25/46	5,483,471	2,493,489	(c)
Residential Accredit Loans Inc., 2006-QO3 A2	0.784%	4/25/46	867,261	401,282	(c)
Residential Asset Securitization Trust, 2005-A15 2A11, IO	5.026%	2/25/36	12,926,173	2,884,975	(c)(g)
Sequoia Mortgage Trust, 2007-4 4A1	3.039%	7/20/47	646,266	472,522	(c)
Structured Agency Credit Risk Debt Notes, 2013-DN1 M2	7.674%	7/25/23	1,070,000	1,247,269	(c)
Structured Agency Credit Risk Debt Notes, 2015-HQ1 B	11.274%	3/25/25	3,987,235	4,203,876	(c)
Structured ARM Loan Trust, 2004-04 3A2	2.990%	4/25/34	337,403	334,766	(c)
Structured Asset Mortgage Investments Inc., 2003-AR2 A1	1.254%	12/19/33	44,507	42,619	(c)
Structured Asset Securities Corp., 2002-08A 7A1	2.411%	5/25/32	7,231	7,148	(c)
Structured Asset Securities Corp., 2002-11A 1A1	2.355%	6/25/32	2,074	1,893	(c)
Structured Asset Securities Corp., 2002-16A 1A1	3.227%	8/25/32	125,538	123,234	(c)
Structured Asset Securities Corp., 2002-18A 1A1	3.334%	9/25/32	2,777	2,769	(c)
Structured Asset Securities Corp., 2004-NP1 A	1.324%	9/25/33	57,327	56,635	(a)(c)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 G	5.000%	5/10/63	2,080,000	1,365,426	(a)(c)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 H	5.000%	5/10/63	3,650,000	1,655,571	(a)(c)
Wachovia Bank Commercial Mortgage Trust, 2006-C23 G	5.782%	1/15/45	1,630,000	1,583,301	(a)(c)
Waterfall Commercial Mortgage Trust, 2015-SBC5 A	4.104%	9/14/22	3,089,871	3,051,911	(a)(c)(g)
Wells Fargo Commercial Mortgage Trust, 2013-LC12 E	3.500%	7/15/46	750,000	512,354	(a)
Wells Fargo Commercial Mortgage Trust, 2015-C26 E	3.250%	2/15/48	1,730,000	1,052,399	(a)
Wells Fargo Mortgage-Backed Securities Trust, 2005-AR9 4A1	3.007%	5/25/35	90,969	90,495	(c)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $181,008,125)				177,707,482

MORTGAGE-BACKED SECURITIES - 1.9%
FHLMC - 0.1%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	5/1/43-7/1/43	620,181	677,403

FNMA - 1.8%
Federal National Mortgage Association (FNMA)	5.000%	1/1/39-7/1/39	805,474	891,218
Federal National Mortgage Association (FNMA)	5.500%	5/1/40	820,543	927,271
Federal National Mortgage Association (FNMA)	3.500%	4/1/43-10/1/43	15,578,273	16,691,557
Federal National Mortgage Association (FNMA)	4.000%	4/1/43-7/1/43	1,629,691	1,773,649

Total FNMA				20,283,695

GNMA - 0.0%
Government National Mortgage Association (GNMA) II	4.500%	4/20/41	204,824	223,969

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $20,302,698)				21,185,067

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
MUNICIPAL BONDS - 0.3%
Illinois - 0.2%
Illinois State, GO	5.100%	6/1/33	1,840,000		$1,793,963

Texas - 0.1%
North Texas State Higher Education Authority Revenue, Taxable - LIBOR Floating	1.725%	4/1/40	1,341,400		1,334,385	(c)

TOTAL MUNICIPAL BONDS (Cost - $3,108,371)					3,128,348

NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 4.1%
Germany - 0.6%
Bundesrepublik Deutscheland, Inflation Linked Bonds	0.100%	4/15/26	5,647,685	EUR	6,983,048	(b)

Japan - 3.5%
Japanese Government CPI Linked Bond, Senior Bonds	0.100%	3/10/24	1,116,160,000	JPY	11,262,466
Japanese Government CPI Linked Bond, Senior Bonds	0.100%	9/10/24	1,693,200,000	JPY	17,207,749
Japanese Government CPI Linked Bond, Senior Bonds	0.100%	9/10/23	103,000,000	JPY	1,038,810
Japanese Government CPI Linked Bond, Senior Bonds	0.100%	3/10/25	998,000,000	JPY	10,161,823

Total Japan					39,670,848

TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $42,197,516)					46,653,896

SENIOR LOANS - 5.7%
CONSUMER DISCRETIONARY - 2.6%
Distributors - 0.1%
ABC Supply Co. Inc., Term Loan	3.500%	4/16/20	1,094,562		1,096,067	(i)(j)

Hotels, Restaurants & Leisure - 0.9%
1011778 B.C. Unlimited Liability Co., Term Loan B2	3.750%	12/10/21	1,327,581		1,332,560	(i)(j)
Aristocrat Technologies Inc., 2016 Term Loan B	—	10/20/21	1,689,231		1,693,983	(k)
Boyd Gaming Corp., Term Loan B2	—	8/16/23	1,480,000		1,484,163	(k)
CCM Merger Inc., New Term Loan B	4.500%	8/8/21	977,964		979,797	(i)(j)
Equinox Holdings Inc., Repriced Term Loan B	5.000%	1/31/20	1,645,801		1,651,973	(i)(j)
Hilton Worldwide Finance LLC, Term Loan B1	3.500%	10/26/20	1,925,000		1,929,010	(i)(j)
Mohegan Tribal Gaming Authority, New Term Loan B	5.500%	6/15/18	1,446,427		1,443,715	(i)(j)

Total Hotels, Restaurants & Leisure					10,515,201

Media - 0.6%
Charter Communications Operating LLC, 2016 Term Loan I	3.500%	1/24/23	2,657,050		2,669,506	(i)(j)(k)
Numericable U.S. LLC, USD Term Loan B7	5.002%	1/15/24	648,375		650,645	(i)(j)
Univision Communications Inc., Term Loan C4	4.000%	3/1/20	1,951,497		1,950,684	(i)(j)
UPC Financing Partnership, USD Term Loan AN	—	8/31/24	1,480,000		1,475,838	(k)

Total Media					6,746,673

Multiline Retail - 0.2%
Neiman Marcus Group Inc., 2020 Term Loan	4.250%	10/25/20	1,974,734		1,849,668	(i)(j)

Specialty Retail - 0.8%
Academy Ltd., 2015 Term Loan B	5.000%	7/1/22	2,033,455		1,985,161	(i)(j)
CWGS Group LLC, Term Loan	—	2/20/20	1,500,000		1,497,187	(k)
Michaels Stores Inc., Term Loan B	3.750%	1/28/20	1,469,925		1,475,437	(i)(j)(k)
Party City Holdings Inc., 2015 Term Loan B	4.250 - 4.490%	8/19/22	1,021,947		1,022,859	(i)(j)
Petco Animal Supplies Inc., 2016 Term Loan B1	—	1/26/23	1,480,000		1,488,722	(k)
PetSmart Inc., Term Loan B1	4.250%	3/11/22	1,481,250		1,482,948	(i)(j)

Total Specialty Retail					8,952,314

TOTAL CONSUMER DISCRETIONARY					29,159,923

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CONSUMER STAPLES - 0.2%
Food & Staples Retailing - 0.1%
Albertsons LLC, 2016 Term Loan B6	—	6/22/23	1,480,000	$1,486,845	(k)

Food Products - 0.1%
Maple Holdings Acquisition Corp., USD Term Loan B	5.250%	3/3/23	833,067	840,564	(i)(j)

TOTAL CONSUMER STAPLES				2,327,409

ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Murray Energy Corp., Term Loan B2	8.250%	4/16/20	1,444,207	1,190,568	(i)(j)

FINANCIALS - 0.1%
Capital Markets - 0.1%
RPI Finance Trust, Term Loan B4	—	11/9/20	1,480,000	1,485,022	(k)

HEALTH CARE - 0.6%
Health Care Equipment & Supplies - 0.1%
DJO Finance LLC, 2015 Term Loan	4.250%	6/8/20	997,481	959,245	(i)(j)

Health Care Providers & Services - 0.5%
Air Medical Group Holdings Inc., Term Loan B	4.250%	4/28/22	2,133,363	2,096,473	(i)(j)
Jaguar Holding Co. II, 2015 Term Loan B	4.250%	8/18/22	997,481	1,000,224	(i)(j)
MPH Acquisition Holdings LLC, 2016 Term Loan B	5.000%	6/7/23	1,160,000	1,172,014	(i)(j)
Radnet Inc., 2016 Term Loan B	4.750 - 6.250%	7/1/23	883,020	880,812	(i)(j)
Select Medical Corp., Term Loan B, Series F	6.000 - 7.500%	3/3/21	1,137,150	1,144,968	(i)(j)

Total Health Care Providers & Services				6,294,491

TOTAL HEALTH CARE				7,253,736

INDUSTRIALS - 0.7%
Aerospace & Defense - 0.1%
BE Aerospace Inc., 2014 Term Loan B	—	12/16/21	1,460,000	1,470,646	(k)

Air Freight & Logistics - 0.1%
XPO Logistics Inc., Term Loan B2	—	10/30/21	1,480,000	1,483,700	(k)

Airlines - 0.1%
American Airlines Inc., New Term Loan	3.250%	6/27/20	1,477,490	1,476,567	(i)(j)

Commercial Services & Supplies - 0.2%
Kronos Inc., Initial Incremental Term Loan	4.500%	10/30/19	1,709,261	1,714,337	(i)(j)
Monitronics International Inc., New Term Loan B	4.250%	3/23/18	442,722	439,586	(i)(j)

Total Commercial Services & Supplies				2,153,923

Machinery - 0.2%
Allison Transmission Inc., New Term Loan B3	—	8/23/19	1,480,000	1,482,860	(k)
Gardner Denver Inc., USD Term Loan	4.250%	7/30/20	246,203	232,969	(i)(j)

Total Machinery				1,715,829

TOTAL INDUSTRIALS				8,300,665

INFORMATION TECHNOLOGY - 0.2%
Electronic Equipment, Instruments & Components - 0.1%
Zebra Technologies Corp., 2016 Term Loan B	—	10/27/21	1,480,000	1,491,563	(k)

IT Services - 0.1%
First Data Corp., Extended 2021 Term Loan	4.522%	3/24/21	718,206	721,226	(i)(j)

TOTAL INFORMATION TECHNOLOGY				2,212,789

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
MATERIALS - 0.2%
Containers & Packaging - 0.2%
Berry Plastics Holding Corp., Term Loan H	3.750%	10/3/22	1,300,000		$1,300,902	(i)(j)
Consolidated Container Co., LLC, New Term Loan	5.000%	7/3/19	734,985		723,961	(i)(j)
Reynolds Group Holdings Inc., 2016 USD Term Loan	—	2/5/23	370,000		370,555	(k)

TOTAL MATERIALS					2,395,418

REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.2%
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B	4.000%	4/25/23	1,675,800		1,688,893	(i)(j)

TELECOMMUNICATION SERVICES - 0.7%
Diversified Telecommunication Services - 0.3%
Intelsat Jackson Holdings SA, Term Loan B2	3.750%	6/30/19	478,252		453,263	(i)(j)
Level 3 Financing Inc., 2015 Term Loan B2	—	5/31/22	1,480,000		1,487,863	(k)
Virgin Media Investment Holdings Ltd., USD Term Loan F	3.649%	6/30/23	1,509,982		1,507,285	(i)(j)

Total Diversified Telecommunication Services					3,448,411

Wireless Telecommunication Services - 0.4%
CSC Holdings LLC, 2015 Term Loan B	5.000%	10/9/22	1,246,875		1,255,188	(i)(j)
T-Mobile USA Inc., Term Loan B	3.500%	11/9/22	2,246,150		2,260,188	(i)(j)(k)
Telesat Canada, USD Term Loan B2	3.500%	3/28/19	950,517		948,141	(i)(j)

Total Wireless Telecommunication Services					4,463,517

TOTAL TELECOMMUNICATION SERVICES					7,911,928

UTILITIES - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
Energy Future Intermediate Holding Co., LLC, DIP Term Loan	4.250%	12/19/16	980,000		981,225	(i)(j)
Windsor Financing LLC, Term Loan B	6.250%	12/5/17	119,337		118,144	(i)(j)

TOTAL UTILITIES					1,099,369

TOTAL SENIOR LOANS (Cost - $65,230,150)					65,025,720

SOVEREIGN BONDS - 5.3%
Argentina - 0.4%
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	1,750,000		1,951,250	(a)
Republic of Argentina, Senior Notes	6.875%	4/22/21	820,000		889,290	(a)
Republic of Argentina, Senior Notes	7.500%	4/22/26	550,000		613,250	(a)
Republic of Argentina, Senior Notes	7.125%	7/6/36	150,000		159,225	(a)
Republic of Argentina, Senior Notes	7.625%	4/22/46	360,000		406,800	(a)

Total Argentina					4,019,815

Brazil - 1.0%
Federative Republic of Brazil, Notes	10.000%	1/1/21	22,140,000	BRL	6,416,425
Federative Republic of Brazil, Notes	10.000%	1/1/23	7,772,000	BRL	2,205,138
Federative Republic of Brazil, Notes	10.000%	1/1/25	5,000,000	BRL	1,396,798
Federative Republic of Brazil, Senior Notes	10.000%	1/1/17	2,748,000	BRL	840,765

Total Brazil					10,859,126

Ecuador - 0.1%
Republic of Ecuador, Senior Bonds	10.500%	3/24/20	750,000		765,000	(a)
Republic of Ecuador, Senior Bonds	7.950%	6/20/24	250,000		221,563	(b)

Total Ecuador					986,563

Ghana - 0.3%
Republic of Ghana, Bonds	10.750%	10/14/30	2,880,000		3,251,376	(a)

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Indonesia - 0.2%
Republic of Indonesia, Senior Notes	5.125%	1/15/45	1,180,000		$1,347,868	(b)
Republic of Indonesia, Senior Notes	4.625%	4/15/43	1,310,000		1,398,118	(b)

Total Indonesia					2,745,986

Mexico - 2.4%
United Mexican States, Senior Bonds	6.500%	6/9/22	338,026,900	MXN	18,710,201
United Mexican States, Senior Bonds	10.000%	12/5/24	19,150,000	MXN	1,301,803
United Mexican States, Senior Bonds	7.750%	11/13/42	117,201,900	MXN	7,344,022

Total Mexico					27,356,026

Poland - 0.0%
Republic of Poland, Bonds	5.250%	10/25/20	180,000	PLN	51,964

Russia - 0.9%
Russian Federal Bond, Bonds	7.000%	8/16/23	99,550,000	RUB	1,430,980
Russian Federal Bond, Bonds	7.750%	9/16/26	30,110,000	RUB	450,435
Russian Federal Bond, Bonds	8.150%	2/3/27	315,670,000	RUB	4,864,261
Russian Federal Bond, Senior Bonds	7.000%	1/25/23	83,990,000	RUB	1,209,189
Russian Foreign Bond - Eurobond, Senior Bonds	4.875%	9/16/23	2,600,000		2,843,880	(a)

Total Russia					10,798,745

TOTAL SOVEREIGN BONDS (Cost - $65,658,869)					60,069,601

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 12.5%
U.S. Government Agencies - 0.2%
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	2,000,000		1,916,346

U.S. Government Obligations - 12.3%
U.S. Treasury Bonds	2.875%	5/15/43	360,000		409,050
U.S. Treasury Bonds	3.375%	5/15/44	10,000,000		12,453,520
U.S. Treasury Bonds	3.000%	11/15/45	15,200,000		17,713,350
U.S. Treasury Bonds	2.500%	2/15/46	10,200,000		10,777,340
U.S. Treasury Bonds	2.500%	5/15/46	4,860,000		5,143,814
U.S. Treasury Notes	0.625%	4/30/18	30,000		29,924
U.S. Treasury Notes	1.625%	7/31/19	630,000		642,698
U.S. Treasury Notes	1.375%	3/31/20	480,000		485,700
U.S. Treasury Notes	1.625%	6/30/20	650,000		663,203
U.S. Treasury Notes	1.375%	10/31/20	40,040,000		40,432,592
U.S. Treasury Notes	1.125%	6/30/21	1,680,000		1,675,078
U.S. Treasury Notes	2.000%	11/30/22	6,610,000		6,856,071
U.S. Treasury Notes	2.375%	8/15/24	1,250,000		1,331,739
U.S. Treasury Notes	2.000%	8/15/25	670,000		694,549
U.S. Treasury Notes	1.625%	2/15/26	6,950,000		6,978,231
U.S. Treasury Notes	1.625%	5/15/26	190,000		190,720
U.S. Treasury Notes	0.125%	7/15/26	10,597,654		10,622,304
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/43	42,390,000		23,037,609

Total U.S. Government Obligations					140,137,492

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $127,252,970)					142,053,838

U.S. TREASURY INFLATION PROTECTED SECURITIES - 2.4%
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	1,672,620		2,237,787
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	4,266,440		4,418,103
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	5,629,195		5,851,301
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/46	7,415,169		8,266,601
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/25	5,233,997		5,355,451
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/26	791,162		825,384

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $24,182,642)					26,954,627

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2016

SECURITY			SHARES	VALUE
COMMON STOCKS - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Tropicana Entertainment Inc.			17,138	$321,338	*

TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Axtel SAB de CV, ADR			16,058	29,845	*(a)

TOTAL COMMON STOCKS (Cost - $320,514)				351,183

RATE
PREFERRED STOCKS - 0.1%
FINANCIALS - 0.1%
Consumer Finance - 0.1%
GMAC Capital Trust I (Cost - $1,171,775)	6.602%		47,249	1,193,510	(c)

		EXPIRATION DATE	CONTRACTS/ NOTIONAL AMOUNT†
PURCHASED OPTIONS - 0.2%
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.26 Index, Put @ $102.00		9/21/16	11,710,000	12,872
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.26 Index, Put @ $102.00		9/21/16	11,710,000	12,872
Credit default swaption with JPMorgan Securities Inc. to buy protection on Markit CDX.NA.HY.26 Index, Put @ $100.00		10/19/16	51,190,000	112,829
Eurodollar Futures, Put @ $99.00		12/19/16	1,183	162,662
GBP LIBOR Futures, Put @ 98.88GBP		9/21/16	244	0	(f)
GBP LIBOR Futures, Put @ 99.00GBP		9/21/16	244	0	(f)
U.S. Dollar/Mexican Peso, Put @ 18.30MXN		9/6/16	5,790,000	2,032
U.S. Dollar/Mexican Peso, Put @ 18.31MXN		9/6/16	5,790,000	2,131
U.S. Treasury 5-Year Notes Futures, Call @ $121.50		9/2/16	1,174	146,750
U.S. Treasury 5-Year Notes Futures, Call @ $122.00		9/23/16	1,169	127,859
U.S. Treasury 5-Year Notes Futures, Call @ $123.00		9/23/16	1,180	18,438
U.S. Treasury 10-Year Notes Futures, Call @ $131.75		9/23/16	1,527	429,469
U.S. Treasury 10-Year Notes Futures, Call @ $132.00		9/23/16	1,174	256,812
U.S. Treasury 10-Year Notes Futures, Call @ $134.50		9/23/16	3,539	110,594
U.S. Treasury 10-Year Notes Futures, Put @ $127.50		10/21/16	1,181	166,078
U.S. Treasury 10-Year Notes Futures, Put @ $130.00		9/23/16	1,181	369,062

TOTAL PURCHASED OPTIONS (Cost - $3,739,485)				1,930,460

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $960,488,478)				991,506,412

		MATURITY DATE	FACE AMOUNT†
SHORT-TERM INVESTMENTS - 11.7%
Repurchase Agreements - 3.5%
Bank of America repurchase agreement dated 8/31/16; Proceeds at maturity - $40,000,333; (Fully collateralized by U.S. government obligations, 1.500% due 3/31/23; Market value - $40,800,000) (Cost - $40,000,000)	0.300%	9/1/16	40,000,000	40,000,000

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2016

SECURITY	RATE	SHARES	VALUE
Money Market Funds - 8.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost - $93,173,008)	0.260%	93,173,008	$93,173,008

TOTAL SHORT-TERM INVESTMENTS (Cost - $133,173,008)			133,173,008

TOTAL INVESTMENTS - 98.9% (Cost - $1,093,661,486#)			1,124,679,420
Other Assets in Excess of Liabilities - 1.1%			12,763,232

TOTAL NET ASSETS - 100.0%			$1,137,442,652

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)	The coupon payment on these securities is currently in default as of August 31, 2016.

(f)	Value is less than $1.

(g)	Illiquid security.

(h)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(i)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(j)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(k)	All or a portion of this loan is unfunded as of August 31, 2016. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ADR	— American Depositary Receipts
ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
CLO	— Collateral Loan Obligation
DIP	— Debtor-in-Possession
EUR	— Euro
GBP	— British Pound
GO	— General Obligation
IO	— Interest Only
JPY	— Japanese Yen
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
PLN	— Polish Zloty
PO	— Principal Only
RUB	— Russian Ruble
STRIPS	— Separate Trading of Registered Interest and Principal Securities

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
SECURITIES SOLD SHORT‡
MORTGAGE-BACKED SECURITIES - (0.2)%
FNMA - (0.2)%
Federal National Mortgage Association (FNMA) (Proceeds received - $(2,210,496))	3.500%	10/13/46	(2,100,000)	$(2,210,332	)(a)

†	Face amount denominated in U.S. dollars, unless otherwise noted.

‡	Percentages indicated are based on net assets.

(a)	This security is traded on a to-be-announced (“TBA”) basis.

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2016

SCHEDULE OF WRITTEN OPTIONS
SECURITY	EXPIRATION DATE	STRIKE PRICE		CONTRACTS/ NOTIONAL AMOUNT†		VALUE
GBP LIBOR Futures, Put	9/21/16	99.13	GBP	244		$0	(a)
U.S. Treasury 5-Year Notes Futures, Call	10/21/16	$122.00		1,174		275,156
U.S. Treasury 5-Year Notes Futures, Call	10/21/16	122.50		1,174		137,578
U.S. Treasury 10-Year Notes Futures, Call	10/21/16	132.50		1,769		552,813
U.S. Treasury 10-Year Notes Futures, Put	9/23/16	129.75		1,175		293,750
U.S. Treasury 10-Year Notes Futures, Put	9/23/16	129.00		1,174		146,750
U.S. Treasury 10-Year Notes Futures, Put	10/21/16	129.50		1,181		516,688
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.26 Index, Put	9/21/16	99.00		23,420,000	‡	7,648
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.26 Index, Put	9/21/16	99.00		23,420,000	‡	7,648
Credit default swaption with JPMorgan Securities Inc. to buy protection on Markit CDX.NA.HY.26 Index, Call	9/21/16	104.00		13,010,000	‡	84,815
Credit default swaption with JPMorgan Securities Inc. to sell protection on Markit CDX.NA.HY.26 Index, Put	10/19/16	96.00		76,785,000	‡	50,987

TOTAL WRITTEN OPTIONS (Premiums received - $3,254,190)						$2,073,833

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

‡	In the event an option is exercised and a credit event occurs as defined under the terms of the swap agreement, the notional amount is the maximum potential amount that could be required to be paid as a seller of credit protection or received as a buyer of credit protection.

(a)	Value is less than $1.

Abbreviation used in this schedule:

GBP	— British Pound

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s portfolio holdings as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Total Return Unconstrained Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Notes to Schedule of Investments (unaudited) (continued)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-Term Investments†:
Corporate Bonds & Notes:
Consumer Staples	—	$29,533,151	$22,038		$29,555,189
Financials	—	100,856,078	0	*	100,856,078
Industrials	—	14,836,489	17,162		14,853,651
Other Corporate Bonds & Notes	—	221,592,733	—		221,592,733
Asset-Backed Securities	—	68,293,088	10,101,941		78,395,029
Collateralized Mortgage Obligations	—	171,072,232	6,635,250		177,707,482
Mortgage-Backed Securities	—	21,185,067	—		21,185,067
Municipal Bonds	—	3,128,348	—		3,128,348
Non-U.S. Treasury Inflation Protected Securities	—	46,653,896	—		46,653,896
Senior Loans:
Industrials	—	6,816,965	1,483,700		8,300,665
Utilities	—	981,225	118,144		1,099,369
Other Senior Loans	—	55,625,686	—		55,625,686
Sovereign Bonds	—	60,069,601	—		60,069,601
U.S. Government & Agency Obligations	—	142,053,838	—		142,053,838
U.S. Treasury Inflation Protected Securities	—	26,954,627	—		26,954,627
Common Stocks:
Consumer Discretionary	$321,338	—	—		321,338
Telecommunication Services	—	29,845	—		29,845
Preferred Stocks	1,193,510	—	—		1,193,510
Purchased Options	1,787,724	142,736	—		1,930,460

Total Long-Term Investments	$3,302,572	$969,825,605	$18,378,235		$991,506,412

Short-Term Investments†:
Repurchase Agreements	—	40,000,000	—		40,000,000
Money Market Funds	93,173,008	—	—		93,173,008

Total Short-Term Investments	$93,173,008	$40,000,000	—		$133,173,008

Total Investments	$96,475,580	$1,009,825,605	$18,378,235		$1,124,679,420

Other Financial Instruments:
Futures Contracts	$1,263,163	—	—		$1,263,163
Forward Foreign Currency Contracts	—	$3,254,431	—		3,254,431
Centrally Cleared Credit Default Swaps on Credit Indices - Buy Protection	—	28,499	—		28,499
Centrally Cleared Interest Rate Swaps	—	522,850	—		522,850
Centrally Cleared Credit Default Swaps on Credit Indices - Sell Protection	—	652,823	—		652,823
OTC Currency Swaps‡	—	452,640	—		452,640

Total Other Financial Instruments	$1,263,163	$4,911,243	—		$6,174,406

Total	$97,738,743	$1,014,736,848	$18,378,235		$1,130,853,826

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other Financial Instruments:
Securities Sold Short	—	$2,210,332	—		$2,210,332
Written Options	$1,922,735	151,098	—		2,073,833
Futures Contracts	3,321,152	—	—		3,321,152
Forward Foreign Currency Contracts	—	2,155,511	—		2,155,511
Centrally Cleared Credit Default Swaps on Credit Indices - Buy Protection	—	353,965	—		353,965
Centrally Cleared Interest Rate Swaps	—	20,858,721	—		20,858,721
OTC Credit Default Swaps on Sovereign Issues - Sell Protection‡	—	83,591	—		83,591

Total	$5,243,887	$25,813,218	—		$31,057,105

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Value includes any premium paid or received with respect to swap contracts.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	CORPORATE BONDS & NOTES				ASSET-BACKED SECURITIES
INVESTMENTS IN SECURITIES	CONSUMER STAPLES	FINANCIALS		INDUSTRIALS
Balance as of May 31, 2016	$21,624	$0	*	$17,162	$12,070,312
Accrued premiums/discounts	13	(930)		(5)	9
Realized gain (loss)	—	—		—	(311,063)
Change in unrealized appreciation (depreciation)[1]	770	930		5	571,932
Purchases	—	—		—	—
Sales	(369)	—		—	(2,522,369)
Transfers into Level 3[3]	—	—		—	293,120
Transfers out of Level 3	—	—		—	—

Balance as of August 31, 2016	$22,038	$0	*	$17,162	$10,101,941

Net change in unrealized appreciation (depreciation) for investments in securities still held at August 31, 2016[1]	$770	$930		$5	$571,932

		SENIOR LOANS
INVESTMENTS IN SECURITIES (cont’d)	COLLATERALIZED MORTGAGE OBLIGATIONS	HEALTH CARE	INDUSTRIALS	UTILITIES	TOTAL
Balance as of May 31, 2016	$1,026,249	$1,148,550	—	$116,872	$14,400,769
Accrued premiums/discounts	7,355	987	—	(197)	7,232
Realized gain (loss)	(91,697)	54	—	(24)	(402,730)
Change in unrealized appreciation (depreciation)[1]	122,769	(1,773)	$(7,400)	3,897	691,130
Purchases	2,842,920	—	1,491,100	—	4,334,020
Sales	(1,045,596)	(2,850)	—	(2,404)	(3,573,588)
Transfers into Level 3[2]	3,773,250	—	—	—	4,066,370
Transfers out of Level 3[3]	—	(1,144,968)	—	—	(1,144,968)

Balance as of August 31, 2016	$6,635,250	—	$1,483,700	$118,144	$18,378,235

Net change in unrealized appreciation (depreciation) for investments in securities still held at August 31, 2016[1]	$11,905	—	$(7,400)	$3,897	$582,039

Notes to Schedule of Investments (unaudited) (continued)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

2. Investments

At August 31, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$59,778,311
Gross unrealized depreciation	(28,760,377)

Net unrealized appreciation	$31,017,934

At August 31, 2016, the Fund had the following open futures contracts:
	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	706	12/17	$174,587,270	$174,523,200	$(64,070)
Australian 10-Year Bonds	273	9/16	28,285,712	28,292,127	6,415
U.S. Treasury 5-Year Notes	2,267	12/16	275,041,325	274,873,750	(167,575)

					(225,230)

Contracts to Sell:
90-Day Eurodollar	384	3/17	95,216,352	95,049,600	166,752
90-Day Eurodollar	706	12/19	174,119,356	174,073,125	46,231
Euro-Bund	704	9/16	128,998,659	131,439,656	(2,440,997)
Euro Buxl 30-Year Bonds	64	9/16	13,987,472	13,776,613	210,859
Japanese 10-Year Bonds	94	9/16	138,141,544	137,558,981	582,563
U.S. Treasury 2-Year Notes	10	12/16	2,181,108	2,183,125	(2,017)
U.S. Treasury 10-Year Notes	1,275	12/16	167,170,717	166,925,391	245,326
U.S. Treasury Long-Term Bonds	998	12/16	169,397,205	170,034,250	(637,045)
U.S. Treasury Ultra 10-Year Notes	117	12/16	16,882,427	16,891,875	(9,448)
U.S. Treasury Ultra Long-Term Bonds	86	12/16	16,127,330	16,122,313	5,017

					(1,832,759)

Net unrealized depreciation on open futures contracts					$(2,057,989)

Notes to Schedule of Investments (unaudited) (continued)

At August 31, 2016, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,983,611	MXN	37,308,750	Citibank N.A.	9/8/16	$921
USD	1,983,611	MXN	37,335,727	Citibank N.A.	9/8/16	(513)
EUR	15,294,698	USD	17,357,953	Bank of America N.A.	10/14/16	(266,539)
JPY	86,292,000	USD	861,986	Bank of America N.A.	10/14/16	(26,419)
USD	5,847,098	EUR	5,280,000	Bank of America N.A.	10/14/16	(53,160)
USD	5,123,288	JPY	513,210,000	Bank of America N.A.	10/14/16	153,870
IDR	75,410,843,872	USD	5,712,943	Barclays Bank PLC	10/14/16	(63,344)
MXN	10,382,289	USD	545,811	Barclays Bank PLC	10/14/16	4,066
MXN	104,764,101	USD	5,739,084	Barclays Bank PLC	10/14/16	(190,460)
SGD	6,120,000	USD	4,507,291	Barclays Bank PLC	10/14/16	(15,810)
SGD	5,560,000	USD	4,096,594	Barclays Bank PLC	10/14/16	(16,098)
USD	18,912,979	CNY	127,360,000	Barclays Bank PLC	10/14/16	(117,816)
USD	14,660,930	EUR	13,226,872	Barclays Bank PLC	10/14/16	(119,745)
USD	13,418,716	GBP	10,180,000	Barclays Bank PLC	10/14/16	37,786
USD	18,817,205	JPY	1,888,946,285	Barclays Bank PLC	10/14/16	526,517
USD	16,752,530	SGD	22,600,000	Barclays Bank PLC	10/14/16	166,339
BRL	28,581,000	USD	8,926,736	Citibank N.A.	10/14/16	(183,756)
CAD	43,090,000	USD	33,256,386	Citibank N.A.	10/14/16	(391,147)
EUR	14,309,733	USD	15,854,469	Citibank N.A.	10/14/16	136,273
GBP	4,450,060	USD	5,771,973	Citibank N.A.	10/14/16	77,334
GBP	4,370,370	USD	5,768,059	Citibank N.A.	10/14/16	(23,498)
GBP	4,424,994	USD	5,824,089	Citibank N.A.	10/14/16	(7,729)
INR	1,300,194,532	USD	18,989,952	Citibank N.A.	10/14/16	286,111
NOK	62,360,000	USD	7,307,070	Citibank N.A.	10/14/16	177,301
SGD	4,980,000	USD	3,665,862	Citibank N.A.	10/14/16	(11,029)
USD	8,407,413	BRL	28,581,000	Citibank N.A.	10/14/16	(335,567)
USD	13,201,547	GBP	10,150,000	Citibank N.A.	10/14/16	(139,951)
USD	18,200,944	JPY	1,825,099,697	Citibank N.A.	10/14/16	528,484
USD	17,401,449	CAD	22,940,000	JPMorgan Chase & Co.	10/14/16	(95,153)
CAD	9,743,930	USD	7,424,824	Citibank N.A.	11/10/16	7,975
EUR	705,000	USD	798,539	Citibank N.A.	11/10/16	(9,823)
JPY	131,600,000	USD	1,299,851	Citibank N.A.	11/10/16	(24,175)
MXN	72,939,122	USD	3,808,831	Citibank N.A.	11/10/16	44,294
SGD	5,940,000	USD	4,422,868	Citibank N.A.	11/10/16	(63,779)
USD	363,254	EUR	323,000	Citibank N.A.	11/10/16	1,899
USD	353,090	EUR	314,000	Citibank N.A.	11/10/16	1,803
USD	16,972,623	EUR	15,100,333	Citibank N.A.	11/10/16	79,178
USD	47,975,569	JPY	4,843,541,492	Citibank N.A.	11/10/16	1,024,280

Total						$1,098,920

Abbreviations used in this table:
BRL	— Brazilian Real
CAD	— Canadian Dollar
CNY	— Chinese Yuan Renminbi
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
INR	— Indian Rupee
JPY	— Japanese Yen
MXN	— Mexican Peso
NOK	— Norwegian Krone
SGD	— Singapore Dollar
USD	— United States Dollar

At August 31, 2016, the Fund had the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
CENTRAL COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Chicago Mercantile Exchange (Markit CDX.NA.HY.25 Index)	$15,414,300	12/20/20	5.000% quarterly	$760,696	$107,873	$652,823

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[4]
CENTRAL COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Chicago Mercantile Exchange (Markit CDX.NA.HY.26 Index)	$71,060,000	6/20/21	5.000% quarterly	$(3,150,445)	$(2,796,480)	$(353,965)
Chicago Mercantile Exchange (Markit CDX.NA.IG.26 Index)	31,570,000	6/20/21	1.000% quarterly	(394,589)	(423,088)	28,499

Total	$102,630,000			$(3,545,034)	$(3,219,568)	$(325,466)

Notes to Schedule of Investments (unaudited) (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS
CENTRAL COUNTERPARTY	NOTIONAL AMOUNT*		TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Chicago Mercantile Exchange	164,150,000	GBP	8/9/18	0.398% semi-annually	6-Month LIBOR semi-annually	—	$107,492
Chicago Mercantile Exchange	216,150,000		8/11/18	3-Month LIBOR quarterly	1.021% semi-annually	—	(66,486)
Chicago Mercantile Exchange	18,590,000		6/13/21	3-Month LIBOR quarterly	1.185% semi-annually	—	(16,880)
Chicago Mercantile Exchange	18,050,000	NZD	8/2/21	3-Month BBR-FRA quarterly	2.128% semi-annually	—	28,032
Chicago Mercantile Exchange	12,470,000		8/2/21	1.081% semi-annually	3-Month LIBOR quarterly	—	77,635
Chicago Mercantile Exchange	12,470,000		8/2/21	1.084% semi-annually	3-Month LIBOR quarterly	—	75,831
Chicago Mercantile Exchange	18,050,000	NZD	8/2/21	3-Month BBR-FRA quarterly	2.103% semi-annually	—	12,778
Chicago Mercantile Exchange	12,390,000		8/4/21	1.142% semi-annually	3-Month LIBOR quarterly	—	41,254
Chicago Mercantile Exchange	12,390,000		8/4/21	1.144% semi-annually	3-Month LIBOR quarterly	—	40,058
Chicago Mercantile Exchange	17,660,000	NZD	8/4/21	3-Month BBR-FRA quarterly	2.105% semi-annually	—	14,180
Chicago Mercantile Exchange	17,660,000	NZD	8/4/21	3-Month BBR-FRA quarterly	2.105% semi-annually	—	14,180
Chicago Mercantile Exchange	34,472,000		10/31/22	1.900% semi-annually	3-Month LIBOR quarterly	$59,049	(1,349,752)
Chicago Mercantile Exchange	144,212,000		11/30/22	1.900% semi-annually	3-Month LIBOR quarterly	—	(5,402,754)
Chicago Mercantile Exchange	43,136,000		5/15/23	1.267% semi-annually	3-Month LIBOR quarterly	16,817	111,410
Chicago Mercantile Exchange	18,540,000		6/13/26	1.580% semi-annually	3-Month LIBOR quarterly	2,570	(226,819)
Chicago Mercantile Exchange	45,290,000		11/15/43	2.224%**	3-Month LIBOR quarterly	(2,370,630)	(13,796,030)

Total						$(2,292,194)	$(20,335,871)

OTC CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT AUGUST 31, 2016[5]	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Barclays Capital Inc. (Federative Republic of Brazil, 4.250%, due 1/7/25)	$431,000	12/20/20	2.35%	1.000% quarterly	$(23,578)	$(61,129)	$37,551
Barclays Capital Inc. (Federative Republic of Brazil, 4.250%, due 1/7/25)	1,097,000	12/20/20	2.35%	1.000% quarterly	(60,013)	(154,653)	94,640

Total	$1,528,000				$(83,591)	$(215,782)	$132,191

OTC CURRENCY SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT RECEIVED	NOTIONAL AMOUNT DELIVERED*		TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Barclays Capital Inc.	$1,904,000	1,400,000	EUR	7/1/24	7.250%	9.005%	$(1,330)	$453,970

Notes to Schedule of Investments (unaudited) (continued)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[5]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

**	One time payment made or received at termination date.

Abbreviations used in this table:

EUR	— Euro
GBP	— British Pound
NZD	— New Zealand Dollar

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	October 24, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	October 24, 2016

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	October 24, 2016